UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 22, 2016

EVINE Live Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2016 Annual Meeting of Shareholders of the Company, held on June 22, 2016 (the “Annual Meeting”), 50,124,702 shares of Company common stock, or approximately 88% of the 57,190,950 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting, were present in person or represented by proxy, constituting a quorum.

At the Annual Meeting, Company shareholders of record as of the close of business on April 25, 2016 voted on: (1) the election of six persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified; (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017; (3) the approval of the Company’s Shareholder Rights Plan adopted by the Board of Directors on July 10, 2015; (4) the approval of the amendment of the Company’s 2011 Omnibus Incentive Plan to increase the number of shares of the Company’s Common Stock authorized for awards from 6,000,000 to 9,500,000; and (5) the approval, on an advisory basis, of the 2015 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting.

Set forth below are the final voting results reported by the inspector of elections.

1.	The proposal to elect six persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Each of the following persons were elected to serve as directors based on the votes listed below:

DIRECTOR NOMINEE	FOR	WITHHELD
Robert Rosenblatt	33,613,871	1,325,387
Thomas Beers	30,599,000	4,340,258
Landel Hobbs	28,736,472	6,202,786
Lowell Robinson	25,589,257	9,350,001
Fred Siegel	25,450,371	9,488,887
Lisa Letizio	26,652,023	8,287,235

 There were 15,185,444 broker non-votes in connection with the election of directors.

2.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
48,698,529	1,301,640	124,533	0

Shareholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2017.

3.	The proposal to approve the Company’s Shareholder Rights Plan adopted by the Board of Directors on July 10, 2015:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,250,786	5,262,216	426,256	15,185,444

Shareholders approved the Company’s Shareholder Rights Plan adopted by the Board of Directors on July 10, 2015.

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4.	The proposal to approve the amendment of the Company’s 2011 Omnibus Incentive Plan to increase the number of shares of the Company’s Common Stock authorized for awards from 6,000,000 to 9,500,000:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
25,337,562	5,368,010	4,233,686	15,185,444

 Shareholders approved the amendment of the Company’s 2011 Omnibus Incentive Plan to increase the number of shares of the Company’s Common Stock authorized for awards from 6,000,000 to 9,500,000.

5.	The proposal to approve, on an advisory basis, the 2015 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
29,521,661	4,230,107	1,187,490	15,185,444

Shareholders approved, on an advisory basis, the 2015 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 24, 2016		EVINE Live Inc.

	By:	/s/ Damon E. Schramm
Damon E. Schramm Senior Vice President, General Counsel and Secretary

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